UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of Earliest Event Reported):
                                November 15, 2004


                      BRITTON & KOONTZ CAPITAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


       Mississippi                    0-22606                   64-0665423
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                       Identification No.)


                   500 Main Street, Natchez, Mississippi 39120
                    (Address of Principal Executive Offices)


                                 (601) 445-5576
               Registrant's Telephone Number, Including Area Code:


Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On November 15, 2004, Britton & Koontz Capital Corporation (the "Company") issued a press release reporting the resignation of Bazile R. Lanneau, Jr. from the Board of Directors of the Company, effective November 15, 2004. A copy of this press release is attached as Exhibit 99.1.


Item 9.01   Financial Statements and Exhibits.


(c) Exhibits.

99.1 Press Release issued by Britton & Koontz Capital Corporation dated November 15, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                    BRITTON & KOONTZ CAPITAL CORPORATION




November 16, 2004                   /s/ W. Page Ogden
                                    _____________________________________
                                    W. Page Ogden
                                    Chairman and Chief Executive Officer

                                 Exhibits Index


Exhibit
Number            Item

 99.1 Press Release issued by Britton & Koontz Capital Corporation dated November 15, 2004.

                                  EXHIBIT 99.1

                                                                   EXHIBIT 99.1
Britton & Koontz Capital Corporation


500 Main Street            601-445-5576
P O Box 1407               601-445-2488  Fax
Natchez, MS  39121         corporate@bkbank.com

FOR IMMEDIATE RELEASE:     FOR MORE INFORMATION:
---------------------      ---------------------
November 16, 2004          W. Page Ogden, Chairman & CEO
(NASDAQ - BKBK)



         BRITTON & KOONTZ ANNOUNCES LANNEAU, JR RESIGNATION AS DIRECTOR

     Natchez, Mississippi (BKBK)--The Board of Directors of Britton & Koontz Capital Corporation ("The Company") announces the resignation of Bazile R. Lanneau, Jr., from the Board of Directors of Britton & Koontz Capital Corporation effective November 15, 2004.

     Britton & Koontz Capital Corporation, headquartered in Natchez, Mississippi, is the parent company of Britton & Koontz bank, N.A., which maintains six offices in Natchez, Vicksburg and Madison, Mississippi and one in Baton Rouge, Louisiana. As of September 30, 2004, the Company reported assets of $382 million and equity of $31 million. The Company's stock is traded on NASDAQ under the symbol BKBK and the transfer agent is American Stock Transfer & Trust Company. Total shares outstanding at November 1, 2004, were 2,116,316.




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